UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                January 19, 2010
                ------------------------------------------------
                Date of Report (date of earliest event reported)


                                  CYTODYN INC.
              ----------------------------------------------------
             Exact name of Registrant as Specified in its Charter

         Colorado                 000-49908                 75-3056237
---------------------------    ---------------     ---------------------------
State or Other Jurisdiction    Commission File     IRS Employer Identification
     of Incorporation              Number                    Number


                  1511 Third Street, Santa Fe, New Mexico 87505
           ----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code

                                 (505) 988-5520
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

                                 Not applicable
           -----------------------------------------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  REGULATION FD DISCLOSURE.

     The Company issued a press release on January 19, 2010 (attached hereto as Exhibit 99) regarding Open Enrollment for Clinical Trial of Cytolin(R).

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not Applicable.

     (c)  Shell Company Transactions

          Not Applicable.

     (d)  Exhibits

     Exhibit 99 Press Release regarding the Company's Enrollment Open for Clinical Trial of Cytolin(R) dated January 19, 2010


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CYTODYN INC.



Date:  January 19, 2010                      By: /s/ Allen D. Allen
                                                 -----------------------------
                                                 Allen D. Allen
                                                 President and CEO